EXHIBIT 10.6


                       VOID AFTER 5:00 P.M., EASTERN TIME,
                              ON FEBRUARY 24, 2014

                            DISTINCTIVE DEVICES, INC.

                                WARRANT AGREEMENT
                                -----------------

No. W-04-G1                                                       200,000 Shares


     DISTINCTIVE DEVICES, INC., a Delaware corporation (the "Company"), hereby certifies that JACK B. GRUBMAN (the "Initial Holder"), is entitled, subject to the terms set forth below, to exercise warrants (the "Warrants") to purchase from the Company up to Two Hundred Thousand (200,000) shares (the "Shares") of the Company's Common Stock at an exercise price of one dollar and sixty-five cents ($1.65) per Share, subject to adjustment from time to time pursuant to
Section 3 hereof (the "Exercise Price").

     The term "Shares" means, unless the context otherwise requires, shares of the Company's Common Stock, par value $.001 per share, or other securities or property at the time deliverable upon the exercise of the Warrants.

     The Warrants herein are being issued by the Company as consideration for the services to be provided by the Initial Holder, pursuant to a Consulting Agreement, dated February 25, 2004, between the Company and the Initial Holder.

     1.1  Exercise.

     1.1 Vesting. (a) General. The Warrants shall vest as to 66,666 Shares (subject to Sections 3 and 5 hereof) on each of December 15, 2004 and December 15, 2005, and as to 66,667 Shares (subject to Sections 3 and 5 hereof) on December 15, 2006.

          (b) Change of Control. In the event of a change in control of the Company, any Warrants that have not vested pursuant to Subsection (a) above shall vest and shall be immediately exercisable. For purposes of this Agreement, a "change in control" shall mean any of the following events: (a) the Company receives a report on Schedule 13D filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") disclosing that any person, group, corporation or other entity is the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the outstanding Common Stock of the Company; (b) any person (as such term is defined in Section 13(d) of the Exchange Act), group, corporation or other entity other than the Company or any subsidiary, purchases shares pursuant to a tender offer or exchange offer to acquire any Common Stock of the Company for cash, securities or any other consideration, provided that after consummation of the offer, the person, group, corporation or other entity in question is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty percent (20%) or more of the outstanding Common Stock of the Company (calculated as provided in paragraph
(d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire common stock); or (c) the stockholders of the Company approve (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving

                                                                    EXHIBIT 10.6


corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company.

          (c) Termination. In the event that the Consulting Agreement is terminated either by reason of a material breach thereof by the Initial Holder or by the Initial Holder, then all Warrants not vested at the date of such termination shall be terminated. In the event that the Consulting Agreement is terminated other than for the reasons specified in the preceding sentence, the terms and conditions of this Warrant, including the vesting provisions, shall remain in full force and effect.

     1.2 Timing of Exercise. The Warrants shall be exercisable in whole or in part, subject to vesting, at any time or from time to time after December 15, 2004 and expiring at 5:00 P.M., New York time, on February 24, 2014 (the "Expiration Date"), subject to earlier termination as provided herein, and may not be exercised thereafter.

     1.3 Manner of Exercise. The purchase rights evidenced by this Agreement shall be exercised by the Initial Holder or any person permitted by Section 6.1 herein (collectively, the "Holder"), by surrendering this Agreement, together with the Notice of Exercise in the form of Exhibit A hereto duly executed by the Holder, to the Company at its principal office (or such other office as may be designated by the Company to the Holder), accompanied by payment (by wire transfer or by certified or official bank check) of the Exercise Price.

     1.4 Partial Exercise. The Warrants may be exercised for less than the full number of Shares at the time called for hereby, in which case the number of shares of Common Stock receivable upon exercise as a whole, and the sum payable upon the exercise of the Warrants as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the Holder a new Agreement or Agreements of like tenor calling for the number of shares of Common Stock as to which the Warrants have not been exercised, such Agreement or Agreements to be issued in the name of the Holder.

     2. Delivery of Stock Certificates Upon Exercise. As soon as practicable after the exercise of the Warrants, and in any event within five (5) business days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled upon such exercise. Any shares of Common Stock as to which the Warrants are exercised shall be deemed issued on and as of the date of such exercise, and the Holder shall thereupon be deemed to be the owner of record of such shares.

     3.   Anti-Dilution Adjustments.

     3.1 Change in Capitalization. In case of any stock split, stock dividend or similar transaction which increases or decreases the number of outstanding shares of Common Stock, appropriate adjustment shall be made by the Board of Directors of the Company to the number of Shares which may be purchased upon exercise of the Warrants and to the Exercise Price per Share.


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                                                                    EXHIBIT 10.6


     3.2  Consolidation, Merger and Sale of Assets.

          (a) In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, and upon any such consolidation, merger, sale or conveyance (i) the surviving entity is registered under the Exchange Act and
(ii) the consideration to be received by the holders of the Company's Common Stock includes publicly traded equity interests in the surviving entity or its parent corporation, the Company agrees that a condition of such transaction will be that the successor or purchasing corporation, as the case may be, shall assume the obligations of the Company hereunder in writing. In the case of any such consolidation, merger or sale or conveyance, the Holder shall have the right until the Expiration Date upon payment of the Exercise Price in effect immediately prior to such action, to receive the kind and amount of shares and other securities and/or property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had these Warrants been exercised immediately prior to such action, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this Section 3.2(a) shall similarly apply to successive consolidations, mergers, sales or conveyances.

          (b) In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, and upon any such consolidation, merger, sale or conveyance (i) the surviving entity is not registered under the Exchange Act or
(ii) the consideration to be received by the holders of the Company's Common Stock does not include any publicly traded equity interests in the surviving entity or its parent corporation, the Company agrees that a condition of such transaction will be that the Company shall mail to the Holder at the earliest applicable time (and, in any event not less than ten (10) days before any record date for determining the persons entitled to receive the consideration payable in such transaction) written notice of the transaction. Such notice shall also set forth facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price of and the kind and amount of the shares of stock and other securities and property deliverable upon exercise of these Warrants. Upon the closing of the transaction referenced in the foregoing notice, the Warrants to the extent then unexercised shall terminate.

     3.3 Exchanges and Distributions With Respect to Common Stock. If the Company shall exchange for its Common Stock or distribute with respect to its Common Stock other securities issued by it, the Company shall give notice thereof to the Holder, and the Holder shall have the right thereafter (until the Expiration Date) to exercise the Warrants for the kind and amount of shares of stock and other securities retained or received by a holder of the number of shares of Common Stock of the Company into which the Warrants might have been exercised immediately prior to such exchange or distribution, subject to adjustment as provided hereinabove.

     3.4 Officer's Certificate. Whenever the Exercise Price per Share or the number of shares of Common Stock subject to the Warrants is adjusted, the Company shall promptly mail to the Holder a notice of adjustment, which notice shall include a brief statement of the facts requiring the adjustment and the


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                                                                    EXHIBIT 10.6


manner of computing it and shall be certified by the Chief Financial Officer of the Company. The determination of the adjustment shall be made by the Company in its sole discretion and shall be final and binding upon the Holder.

     4. Shares to Be Fully Paid; Reservation of Capital Stock Issuable Upon Exercise of Warrants. The Company covenants and agrees that any shares issued hereunder will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Company shall at all times reserve and keep available out of its authorized but unissued capital stock, solely for the issuance and delivery upon the exercise of the Warrants, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of these Warrants.

     5. Fractional Shares. The Company shall not issue fractions of shares of Common Stock upon exercise of the Warrants or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this
Section 5, be issuable upon exercise of the Warrants, then the number of shares of Common Stock to be issued shall be rounded up or down to the nearest whole share.

     6.   Transfer Restrictions

     6.1 Transfer. Subject to the prior written consent of the Company, a Holder, including the Initial Holder or any subsequent Holder, may transfer this Warrant only to (i) any entity controlled by, controlling or under common control of the Holder, or for which the Holder is acting as the representative,
(ii) to one or more shareholders, members, directors, officers or employees of the Holder, if an entity, or (iii) any member of the immediate family (which shall be deemed to include a spouse, parent or child) of an individual Holder or trust for the benefit of any such individual. Prior to any such transfer, the Holder must deliver the Assignment Form in the form of Exhibit B hereto and provide information to the Company, in writing, regarding the proposed transferee sufficient for the Company to determine the eligibility of such transferee under this Section 6 and for such transferee to be entitled to the benefits of Section 7 in accordance with Section 7.10 herein.

     6.2 Securities Laws. The Holder of this Warrant, by accepting delivery of the same, hereby:

          (a) acknowledges that any shares of Common Stock issued pursuant to the exercise of the Warrants may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time issued;

          (b) agrees that, upon the exercise of the Warrants, if the Shares subject to the exercise are not then covered by an effective Registration Statement (as defined in Section 7.1 herein) filed under the Securities Act, such Shares shall be restricted on resale or other transfer, and he shall make the customary representations and warranties as may be requested by counsel to the Company in order for the Company to properly rely upon Section 4(2) of the Securities Act regarding exemption from registration thereunder, and, in connection with such exemption, that any certificates representing shares of Common Stock issued pursuant to the Warrants would reflect an appropriate legend regarding restrictions upon transferability; and


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                                                                    EXHIBIT 10.6


          (c) agrees to indemnify the Company, and hold it harmless from and against, any and all losses, expenses (including attorneys' fee), costs and damages arising from or relating to any violation of applicable state securities or "blue sky" laws in connection with the issuance, sale, delivery or exercise of the Warrants and the issuance, sale and delivery of shares of Common Stock upon any exercise of the Warrants.

     7.   Registration Under the Securities Act of 1933.

     7.1  Piggyback Registration.

          (a) If at any time and from time to time after December 15, 2004 and prior to the Expiration Date, the Company proposes to register shares of its Common Stock under the Securities Act on any form for registration thereunder (the "Registration Statement") for the account of stockholders (other than one relating to (i) a registration of shares of Common Stock underlying a stock option, restricted stock, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan; (ii) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation or other entity; (iii) a registration of securities proposed to be issued in exchange for other securities of the Company; or (iv) a registration of securities proposed to be issued to generate proceeds to be used to repay debt obligations of the Company) in a manner which would permit registration of the Shares for sale to the public under the Securities Act (a "Piggyback Registration"), it will at such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this
Section 7.1 to register the Holder's Shares (the "Section 7.1 Notice"). The rights described in this Section 7.1 are referred to as "Piggyback Registration Rights". Upon the written request of the Holder to the Company, to be received by the Company within ten (10) days after the giving of any Section 7.1 Notice, setting forth the number of Shares, in no event fewer than Fifty Thousand (50,000), intended to be disposed of by the Holder, and the intended method of disposition thereof, the Company will include in the Registration Statement the Shares, which the Holder has requested to register, to the extent provided in this Section 7.

          (b) The Company shall be obligated to file and cause the effectiveness of only two (2) Piggyback Registrations. The Shares set forth in the Section 7.1 Notice are referred to for purposes of this Section 7, the "Registrable Shares". The Holder shall not have the right to demand that the Company file a Registration Statement under the Securities Act covering the Holder's Shares.

     7.2  Suspension in Filing.

          (a) If the Company determines, in its good faith reasonable judgment, that it should withdraw any Registration Statement previously filed pursuant to
Section 7.1 because the Company is engaged in or in good faith plans to engage in any financing, acquisition or other material transaction which would be adversely affected by the filing or maintenance of a Registration Statement otherwise required to be filed or maintained pursuant to this Section 7, or that the Company is in the possession of material nonpublic information required to be disclosed in such Registration Statement or an amendment or supplement thereto, the disclosure of which in such Registration Statement would be materially disadvantageous to the Company (a "Disadvantageous Condition"), the


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                                                                    EXHIBIT 10.6


Company shall be entitled to postpone for the shortest reasonable period of time (but not exceeding 180 days from the date of the determination), the filing of such Registration Statement or, if such Registration Statement has already been filed, may withdraw such Registration Statement and shall promptly give the Holder written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. The Company's right to delay a request for registration or to withdraw a Registration Statement pursuant to this Section 7.2 may not be exercised more than once in any twelve (12) month period.

          (b) If the Company determines to take any action pursuant to Sub-section (a) above after a Registration Statement filed, upon receipt of any notice of suspension, the Holder shall forthwith discontinue use of the prospectus contained in such Registration Statement. In addition, if so directed by the Company, the Holder shall deliver to the Company all copies of the prospectus then covering such Registrable Shares current at the time of receipt of such notice. If no Registration Statement has yet been filed, at the request of the Company the Holder shall return all drafts of the prospectus covering such Registrable Shares.

     7.3 Company Covenants. Whenever required under this Section 7 to include Registrable Shares in a Registration Statement, the Company shall, as expeditiously as reasonably possible:

          (a) Use its commercially reasonable efforts to cause such Registration Statement to become effective and cause such Registration Statement to remain effective until the earlier of the Holder have completed the distribution of all his Registrable Shares described in the Registration Statement or six (6) months from the effective date of the Registration Statement (or such later date as may be appropriate by reason of suspensions of the effectiveness of the Registration Statement as provided hereunder). The Company will also use its commercially reasonable efforts to, during the period that such Registration Statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the Registration Statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the Registration Statement.

          (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement, and the prospectus used in connection with such Registration Statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.


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                                                                    EXHIBIT 10.6


          (c) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Shares owned by the Holder.

          (d) Use its commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Holder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

          (f) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the Registration Statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the Registration Statement at the earliest possible time or prevent the entry thereof); of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Cause all Registrable Shares registered thereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted.

     7.4 Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 7 with respect to the Registrable Shares that the Holder shall furnish to the Company such information regarding the Holder, the Registrable Shares held by the Holder, the intended method of disposition of such securities and such other information as shall be reasonably required by the Company or any underwriter to effect the registration of the Holder's Registrable Shares.

     7.5 Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Shares with respect to the registrations effected pursuant to
Section 7.1 for the Holder, including (without limitation) all registration, filing and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Shares; provided, however, that the Company shall not bear the cost of any professional fees or costs of accounting, financial or


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                                                                    EXHIBIT 10.6


legal advisors to the Holder. Notwithstanding the foregoing, the Holder shall pay all registration expenses that he is required to pay under applicable law.

     7.6 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 7.1 to include any of the Holder's Registrable Shares in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company, and the Holder enters into such lock-up agreements as may be required of other selling stockholders in such Registration Statement. If the total amount of securities, including Registrable Shares, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders).

     7.7 Delay of Registration. The Holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

     7.8 Indemnification. In the event that any Registrable Shares are included in a Registration Statement under this Section 7:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, any underwriter (as defined in the Securities Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to the Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability,


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                                                                    EXHIBIT 10.6


or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder, underwriter or controlling person.

          (b) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, its directors, officers, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, any other holder selling securities in such Registration Statement and any controlling person of any such underwriter or other holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 7.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 7.8(b) exceed the cash value of the gross proceeds from the offering received by the Holder.

          (c)  Promptly after receipt by an indemnified party under this Section
7.8 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.8

          (d) If the indemnification provided for in this Section 7.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified


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                                                                    EXHIBIT 10.6


party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f)  The obligations of the Company and the Holder under this Section
7.8 shall survive the completion of any offering of Registrable Shares in a Registration Statement under this Section 7, and otherwise.

     7.9 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holder the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holder to sell shares of the Company's Common Stock to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

          (c) furnish to the Holder, so long as the Holder owns any Registrable Shares, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     7.10 Permitted Transferees. The rights to cause the Company to register Registrable Shares granted to the Holder by the Company under this Section 7 may be assigned in full by a Holder in connection with a transfer by the Holder of his Registrable Shares if: (a) the Holder gives prior written notice to the Company; (b) such transferee agrees to comply with and be bound by the terms and provisions of this Agreement; (c) such transfer is otherwise in compliance with this Agreement and (d) such transfer is otherwise effected in accordance with applicable securities laws. Except as specifically permitted by this Section 7.10, the rights of the Holder with respect to Registrable Shares as set out herein shall not be transferable to any other person, and any attempted transfer shall cause all rights of the Holder therein to be forfeited.

                                                                    EXHIBIT 10.6


     7.11 Termination of Registration Rights. The right of the Holder to request inclusion in any Piggyback Registration pursuant to Section 7.1 shall terminate if all Shares held by the Holder may immediately be sold under Rule 144(k) after the Warrants have been exercised in full.

     7.12 Form S-8. In the event that the Holder's Shares are eligible to be registered under the Securities Act under a registration statement on Form S-8 (or any successor form that provides for automatic effectiveness), the Company shall prepare and file a Form S-8 registration statement on or before December 15, 2004 and shall thereafter use its best efforts to maintain the effectiveness thereof until the Holder has sold or otherwise transferred all of his Shares. Provided that the Company complies with its obligations under this Section 7.12, the right of the Holder to request inclusion of his Shares in any Piggyback Registration Statement to Section 7.1 shall terminate.

     8. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrants and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement, and if requested by the Board of Directors, a bond in an amount reasonably satisfactory to it, or (in the case mutilation) upon surrender and cancellation hereof, the Company will issue in lieu thereof new Warrants of like tenor.

     9. Rights as a Warrant Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity except with respect to certificates representing shares of Common Stock issued upon exercise of the Warrants in accordance with Section 2 hereof. The rights of the Holder are limited to those expressed in this Agreement and are not enforceable against the Company except to the extent set forth herein. Prior to due presentment for transfer of this Agreement, the Company may deem and treat the Holder as the absolute owner of the Warrants for purposes of any exercise hereof and for all other purposes and such right of the Company shall not be affected by any notice to the contrary.

     10. Subdivision of Rights. The Warrants (as well as any new warrants issued pursuant to the provisions of this Section) are exchangeable upon the surrender hereof by the Holder at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company that may be subscribed for and purchased hereunder.

     11. Sending of Notices. All notices and other communications with respect to this Agreement shall be in writing and sent by express mail or courier service or by personal delivery, if to the Holder, to c/o Magee Group, LLC, the Hippodrome Building, 1120 Avenue of the Americas, Suite 4160, New York, NY 10036, and if to the Company, to One Bridge Plaza, Suite 100, Fort Lee, New Jersey 07024, or to such other address as either the Holder or the Company may duly give to the other.

     12. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of the terms hereof.

                                                                    EXHIBIT 10.6


     13. Change, Waiver, Discharge or Termination. This Agreement sets forth the entire agreement between the Company and the Holder with respect to the matters herein. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law.

                                        DISTINCTIVE DEVICES, INC.


                                        By: /s/ Sanjay Mody
                                           ------------------------------------
Dated: February 25, 2004                   Sanjay Mody,
                                           Chief Executive Officer and President

                                                                    EXHIBIT 10.6


                                    EXHIBIT A
                                    ---------
                               NOTICE OF EXERCISE
                               ------------------

(To be executed by a Holder desiring to exercise the right to purchase Shares pursuant to a Warrant.)

The undersigned Holder of Warrants hereby:

(a) Irrevocably elects to exercise the Warrants to the extent of purchasing _______ Shares;

(b) Makes payment in full of the aggregate Exercise Price for those Shares in the amount of $___________ by wire transfer or the delivery of certified funds or a bank cashier's check in the amount of $___________;

(c) Requests that a certificate for such Shares be issued in the name of the undersigned, or, if the name and address of some other person is specified below, in the name of such other person:
_____________________________________________
_____________________________________________
_____________________________________________
(Name and address of person other than the undersigned in whose name Shares are to be registered.)

(d) Requests, if the number of Shares purchased are not all the Shares purchasable pursuant to the unexercised portion of the Warrants, that new Warrants of like tenor for the remaining Shares purchasable pursuant to the Agreement be issued and delivered to the undersigned at the address stated below.

                                    ______________________
                                    Employer ID Number:


Dated:___________________________   By:_______________________________________
                                    Name:
                                    Title:

(This signature must conform in all respects to the name of the Holder as specified on the face of the Agreement.)


Address:______________________________
______________________________________
Stock Warrant No.: ##

                                                                    EXHIBIT 10.6


                                    EXHIBIT B
                                    ---------
                                 ASSIGNMENT FORM
                                 ---------------

FOR VALUE RECEIVED, the undersigned,
________________________________, hereby sells, assigns and transfers unto:

Name: ________________________________________________
(Please type or print in block letters.)

Address: _____________________________________________

_____________________________________________

the right to purchase ______________ shares (the "Shares") of Distinctive Devices, Inc. (the "Company") pursuant to the terms and conditions of the Warrants held by the undersigned. The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee at the above address new Warrants pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Shares remaining pursuant to the undersigned's Warrant after the assignment contemplated herein, to issue and deliver to the undersigned at the address stated below new Warrants evidencing the right to purchase the number of Shares remaining after issuance and delivery of the Warrants to the above-named assignee. Except for the number of Shares purchasable, the new Warrants to be issued and delivered by the Company are to contain the same terms and conditions as the undersigned's Warrants. This Assignment is subject to receipt by the Company of such investment representations by the assignee, as may be reasonably required under the Securities Act of 1933, as amended, and other provisions governing transfer set forth in the Agreement. To complete the assignment contemplated by this Assignment Form, the undersigned hereby irrevocably constitutes and appoints ______________________________ as the undersigned's attorney-in-fact to transfer the Warrants and the rights thereunder on the books of the Company with full power of substitution for these purposes.

                                    ______________________


Dated:___________________________   By:_______________________________________
                                    Name:
                                    Title:

(This signature must conform in all respects to the name of the Holder as specified on the face of the Agreement.)


Address:______________________________
______________________________________
Tax Identification No.:_______________